UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 14, 2013


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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              Wyoming                                   000-26317                               84-1384961
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                    7609 Ralston Road, Arvada, Colorado 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2013, Hinto Energy, Inc. ("the Company") and S&L Energy, Inc. ("S&L") entered into a Purchase and Sale Agreement ("the Agreement."). As part of the Agreement, the Company acquired all right and title to oil and gas leases for a total of 722 gross acres in the Musselshell County, Montana.

The property includes 120 acres for all zones other than the 1st Cat Creek. The 1st Cat Creek formation on the 120 acres was previously acquired from Jake Oil LLC.

In exchange for such oil and gas leases, the Company plans to pay $101,100 in a combination of cash and stock, as follows:

-    $65,000.00 in cash; and

- $36,100.00 payable in restricted common stock valued at $0.58 per share (2/3 of the June 4, 2013 closing price of $0.87) for a total of 62,242 shares.

In addition, the Company has a thirty day option to purchase other oil and gas leases in the Musselshell Field from S & L Energy for a price of $60 per acre.

The properties are located in the Mason Lake field in Central Montana in the Amsden (Alaska Bench) Formation which is late Mississippian to Early Pennsylvanian in age. The Amsden formation is a series of sandstone, shale and limestone, which was deposited under marine conditions in the Paleozoic Era. The Amsden Formation overlays the Tensleep Formation and is above the Heath Formation, traditionally known as the Pennsylvanian Tyler Sand Play area.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     ----------         -----------
            10.1        Sale and Purchase Agreement, dated June 14, 2013


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              HINTO ENERGY, INC.




                          By:      /s/ George Harris
                                       -------------
                                       George Harris, Chief Executive Officer


Date: June 19, 2013